Exhibit 99.2

Sirius International Insurance Group, Ltd.

Investor Financial Supplement

December 31, 2018

(Unaudited)

This financial supplement is for informational purposes only. It should be read in conjunction with documents filed with the Securities and Exchange Commission by Sirius International Insurance Group, Ltd., including its Annual Report on Form 10-K for the year ended December 31, 2018.

Sirius International Insurance Group, Ltd.

Sirius International Insurance Group, Ltd.

Basis of Presentation

BASIS OF PRESENTATION AND NON-GAAP FINANCIAL MEASURES:

Sirius International Insurance Group, Ltd. (the “Company”) is a Bermuda exempted company whose principal businesses are conducted through its wholly- and majority-owned insurance subsidiaries (collectively with the Company, “Sirius Group”, “we,” “our” and “us”). Sirius Group provides insurance, reinsurance and insurance services on a worldwide basis.

We have made rounding adjustments to reach some of the figures included in this financial supplement and, unless otherwise indicated, percentages presented in this financial supplement are approximate.

In presenting the Company’s results, management has included and discussed certain non-GAAP financial measures.  The Company believes that these non-GAAP measures, which may be defined and calculated differently by other companies, better explain and enhance the understanding of the Company’s results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This financial supplement contains forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about Sirius Group’s exposure to catastrophe losses and catastrophe modeling. Forward-looking statements are typically identified by use of forward-looking statements such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “target,” “continue,” “could,” “may,” “might,” “will,”  “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on the current expectations of the management of the Company and speak only as of the date of this document. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following:

•  Sirius Group’s exposure to unpredictable catastrophic and casualty events and unexpected accumulations of attritional losses;

•  increased competition from existing insurers and reinsurers and from alternative capital providers, such as insurance-linked funds and collateralized special purpose insurers;

•  decreased demand for Sirius Group’s insurance or reinsurance products, consolidation and cyclical changes in the insurance and reinsurance industry;

•  the inherent uncertainty of estimating loss and loss adjustment expenses reserves, including asbestos and environmental reserves, and the possibility that such reserves may be inadequate to cover Sirius Group’s ultimate liability for losses;

•  a decline in the Company’s operating subsidiaries’ ratings with rating agencies;

•  the risk that Sirius Group’s reinsurance underwriting is dependent upon the underlying ceding companies’ evaluation of risk;

•  the risk that managing general underwriters and other agents acting on Sirius Group’s behalf may act based on inaccurate or incomplete information regarding the accounts Sirius Group underwrites, or such agents may exceed their authority or commit fraud when binding policies on Sirius Group’s behalf;

•  the inherent uncertainty of modeling, pricing for, and managing insurance and reinsurance risk, including with respect to catastrophe and attritional losses that may be different than actual losses;

•  the risk that Sirius Group may not adequately assess and price for the increased frequency and severity of catastrophes resulting from global climate change;

•  the exposure of Sirius Group’s investments to interest rate, credit, equity risks and market volatility, which may limit Sirius Group’s net income and may affect the adequacy of its capital;

•  the effects of volatility in the global economy and capital markets, which may impair Sirius Group’s investment portfolio and affect the primary insurance market;

•  the impact of various risks associated with transacting business in foreign countries, including foreign currency exchange-rate risk and political risks on investments in, and revenues from, Sirius Group’s operations outside the U.S.;

•  unexpected volatility or illiquidity associated with Sirius Group’s investments;

•  Sirius Group’s ability to obtain reinsurance and retrocessional protection at reasonable prices or on terms that adequately protect it;

•  the potential volatility in its quarterly results;

•  the potential effects on Sirius Group’s business of emerging claim and coverage issues;

•  Sirius Group’s dependence on a small number of brokers and managing general underwriters for a large portion of its revenues;

•  Sirius Group’s exposure to the credit risk of reinsurance counterparties and intermediaries;

•  risks relating to the inability of Sirius Group’s operating subsidiaries to declare and pay dividends;

•  the possibility that Sirius Group may become subject to additional onerous governmental or regulatory requirements or fail to comply with applicable regulatory requirements;

•  uncertainties relating to the Eurozone, including the effects of the United Kingdom’s referendum to leave the European Union, and U.S. health care legislation;

•  operational risks, including system or human failures or cyber-attacks, which could result in Sirius Group incurring material losses;

•  risks associated with potential for loss of services of any one of Sirius Group’s key personnel, and the risk that Sirius Group fails to attract or retain the executives and employees necessary to manage its business;

•  unforeseen liabilities or asset impairments arising from possible acquisitions and dispositions of businesses or difficulties integrating acquired businesses;

•  risks that Sirius Group may require additional capital in the future, which may not be available or may be available only on unfavorable terms;

•  risks that Sirius Group’s significant deferred tax assets may become materially impaired as a result of insufficient taxable income or a reduction in applicable corporate tax rates or other change in applicable tax law;

•  risks relating to changes in regulatory regimes and/or accounting rules, which could result in significant changes to Sirius Group’s financial results;

•  the seasonality of Sirius Group’s insurance and reinsurance business;

•  risks relating to Sirius Group’s indebtedness;

•  the risk that the Company will fail to comply with Nasdaq’s continued listing standards;

•  the limited liquidity and trading of the Company’s securities;

•  risks related to the Company’s status as a foreign private issuer and controlled company; and

•  risks identified in the Company’s filings with the Securities and Exchange Commission.

Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by the management of the Company prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Except to the extent required by applicable law or regulation, Sirius Group undertakes no obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other circumstances after the date of this financial supplement.

Sirius International Insurance Group, Ltd.

Key Performance Indicators

	Three months ended December 31,		Years ended December 31,
(Expressed in millions of U.S. dollars, except share and per share information)	2018	2017	2018	2017
Key Underwriting Metrics:
Underwriting (loss) income (1)	$(94.9)	$26.9	$(39.3)	$(79.2)
Combined ratio(2)	127.3%	90.5%	103.1%	107.6%

Key Investment Return Metrics:
Net investment income	$19.6	$12.6	$71.4	$56.8
Total return on investments:
U.S. dollars	-1.2%	0.7%	-0.9%	4.1%
Local currencies	-1.0%	0.6%	0.3%	2.9%

Selected Financial Data:
Basic earnings per common share and common share equivalent	$(1.31)	$0.13	$(0.36)	$(1.30)
Diluted earnings per common share and common share equivalent	$(1.31)	$0.13	$(0.36)	$(1.30)
Weighted average number of common shares and common share equivalents outstanding	117,040,026	120,000,000	119,253,924	120,000,000
Operating (loss) income attributable to common shareholders (3)	$(106.4)	$7.7	$(56.4)	$(128.4)
Return on equity(4)	-7.8%	0.8%	-2.3%	-7.9%
Growth in Adjusted book value per share	-7.3%	0.8%	-4.6%	-3.6%

(1) Underwriting (loss) income is calculated as net earned insurance and reinsurance premiums less loss and loss adjustment expenses, insurance and reinsurance acquisition expenses, and other underwriting expenses.

(2) The combined ratio is calculated by combining the loss ratio, the acquisition expense ratio, and the other underwriting expense ratio.

(3) Operating (loss) income attributable to common shareholders is a non-GAAP financial measure. There is no comparable GAAP measure. See the accompanying Reconciliation of non-GAAP Financial Measures for an explanation and calculation of Operating (loss) income attributable to common shareholders.

(4) Return on equity is calculated by dividing net (loss) income attributable to Sirius Group’s common shareholders for the period by the beginning common shareholders’ equity.

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Selected Balance Sheet Data:
Book value per common share	$14.80	$16.44	$16.64	$16.23	$15.98
Adjusted book value per share (1)	$15.24	$16.44	$16.64	$16.23	$15.98

(1) Adjusted book value per share is a non-GAAP financial measure. There are no comparable GAAP measures. See the accompanying Reconciliation of non-GAAP Financial Measures for an explanation and calculation of Adjusted book value per share.

Sirius International Insurance Group, Ltd.

Consolidated Statements of (Loss) Income

For the Three Months and Years Ended December 31, 2018 and 2017

	Three months ended December 31,		Years ended December 31,
(Expressed in millions of U.S. dollars)	2018	2017	2018	2017
Revenues
Net earned insurance and reinsurance premiums	$347.8	$284.7	$1,262.3	$1,035.3
Net investment income	19.6	12.6	71.4	56.8
Net realized investment (losses) gains	(5.7)	(0.3)	2.3	(27.2)
Net unrealized investment (losses) gains	(52.2)	14.7	(23.2)	(10.5)
Net foreign exchange gains (losses)	1.0	(7.8)	22.7	9.2
Gain on revaluation of contingent consideration	9.6	48.8	9.6	48.8
Other revenue	16.7	9.9	112.7	21.7
Total revenues	336.8	362.6	1,457.8	1,134.1
Expenses
Loss and loss adjustment expenses	347.2	184.6	900.0	811.2
Insurance and reinsurance acquisition expenses	66.4	53.7	255.4	197.2
Other underwriting expenses	29.1	19.5	146.2	106.1
General and administrative expenses	19.9	31.3	77.9	91.9
Intangible asset amortization expenses	4.0	3.9	15.8	10.2
Impairment of intangible assets	8.0	5.0	8.0	5.0
Interest expense on debt	7.7	7.8	30.8	22.4
Total expenses	482.3	305.8	1,434.1	1,244.0
Pre-tax (loss) income	(145.5)	56.8	23.7	(109.9)
Income tax benefit (expense)	15.0	(37.7)	(40.4)	(26.4)
Net (loss) income	(130.5)	19.1	(16.7)	(136.3)
Less: Income attributable to non-controlling interests	(0.5)	(0.5)	(1.4)	(13.7)
Net (loss) income attributable to Sirius Group	(131.0)	18.6	(18.1)	(150.0)
Less: Accrued dividends on Series A redeemable preference shares	—	(2.6)	(2.6)	(6.1)
Less: Change in carrying value of Series B preference shares	(36.4)	—	(36.4)	—
Add: Gain on redemption of Series A redeemable preference shares	13.8	—	13.8	—
Net (loss) income attributable to Sirius Group’s common shareholders	$(153.6)	$16.0	$(43.3)	$(156.1)

Sirius International Insurance Group, Ltd.

Consolidated Statements of Comprehensive (Loss) Income

For the Three Months and Years Ended December 31, 2018 and 2017

	Three months ended December 31,		Years ended December 31,
(Expressed in millions of U.S. dollars)	2018	2017	2018	2017
Comprehensive (loss) income
Net (loss) income	$(130.5)	$19.1	$(16.7)	$(136.3)
Other comprehensive (loss) income
Change in foreign currency translation, net of tax	(4.7)	(1.8)	(61.9)	71.7
Total other comprehensive (loss) income	(4.7)	(1.8)	(61.9)	71.7
Comprehensive (loss) income	(135.2)	17.3	(78.6)	(64.6)
Net (income) attributable to non-controlling interests	(0.5)	(0.5)	(1.4)	(13.7)
Comprehensive (loss) income attributable to Sirius Group	$(135.7)	$16.8	$(80.0)	$(78.3)

Sirius International Insurance Group, Ltd.

Consolidated Balance Sheets

(Expressed in millions of U.S. dollars, except share information)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Assets
Fixed maturity investments, trading at fair value	$1,949.2	$1,979.6	$1,885.4	$2,059.0	$2,180.0
Short-term investments, at fair value	715.5	760.0	819.6	801.0	625.0
Equity securities, trading at fair value	380.0	430.4	415.1	369.7	299.2
Other long-term investments, at fair value	365.0	349.0	316.6	286.8	269.5
Cash	119.4	106.5	114.1	174.9	215.8
Restricted cash	12.8	15.0	15.9	16.6	14.8
Total investments and cash	3,541.9	3,640.5	3,566.7	3,708.0	3,604.3
Accrued investment income	14.1	12.1	12.5	13.6	14.1
Insurance and reinsurance premiums receivable	630.6	762.5	807.4	723.7	543.6
Reinsurance recoverable on unpaid losses	350.2	349.0	358.3	327.8	319.7
Reinsurance recoverable on paid losses	55.0	29.8	17.8	21.2	17.5
Funds held by ceding companies	186.8	180.0	157.4	162.3	153.2
Ceded unearned insurance and reinsurance premiums	159.8	191.2	207.3	173.0	106.6
Deferred acquisition costs	141.6	152.8	151.4	151.0	120.9
Deferred tax asset	202.5	197.7	197.9	217.6	244.1
Accounts receivable on unsettled investment sales	5.0	0.1	—	0.2	0.3
Goodwill	400.6	400.7	400.8	401.3	401.0
Intangible assets	195.6	207.5	208.4	212.3	216.3
Other assets	124.0	134.8	124.2	92.6	82.0
Total assets	$6,007.7	$6,258.7	$6,210.1	$6,204.6	$5,823.6
Liabilities
Loss and loss adjustment expense reserves	$2,016.7	$1,891.0	$1,827.1	$1,875.9	$1,898.5
Unearned insurance and reinsurance premiums	647.2	766.9	800.5	765.9	506.8
Ceded reinsurance payable	206.9	239.2	254.2	182.8	139.1
Funds held under reinsurance treaties	110.6	105.4	72.6	82.5	73.4
Deferred tax liability	237.4	256.9	255.7	253.1	282.2
Debt	696.8	697.7	695.9	717.6	723.2
Accounts payable on unsettled investment purchases	3.2	18.1	6.2	97.3	0.3
Other liabilities	150.5	200.6	191.8	173.2	176.8
Total liabilities	4,069.3	4,175.8	4,104.0	4,148.3	3,800.3
Mezzanine equity
Series A redeemable preference shares	—	108.8	108.8	108.8	106.1
Series B preference shares	232.2	—	—	—	—
Total mezzanine equity	232.2	108.8	108.8	108.8	106.1
Common shareholders’ equity
Common shares	1.2	1.2	1.2	1.2	1.2
Additional paid-in surplus	1,089.1	1,199.3	1,199.3	1,199.3	1,197.9
Retained earnings	816.6	970.2	998.2	900.4	858.4
Accumulated other comprehensive (loss)	(202.4)	(197.7)	(202.4)	(153.9)	(140.5)
Total common shareholders’ equity	1,704.5	1,973.0	1,996.3	1,947.0	1,917.0
Non-controlling interests	1.7	1.1	1.0	0.5	0.2
Total equity	1,706.2	1,974.1	1,997.3	1,947.5	1,917.2
Total liabilities, mezzanine equity, and equity	$6,007.7	$6,258.7	$6,210.1	$6,204.6	$5,823.6

Sirius International Insurance Group, Ltd.

Consolidated Statements of Shareholders’ Equity

	Year to date for the period ended,
(Expressed in millions of U.S. dollars)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Common shares
Balance at beginning of period	$1.2	$1.2	$1.2	$1.2	$1.2
Issue of common shares	0.1	—	—	—	—
Share repurchase from CM Bermuda	(0.1)	—	—	—	—
Balance at end of period	1.2	1.2	1.2	1.2	1.2
Additional paid-in surplus
Balance at beginning of period	1,197.9	1,197.9	1,197.9	1,197.9	1,184.6
Issuance of common shares and warrants, net of expenses	52.7	—	—	—	—
Share compensation expense	2.5	—	—	—	—
Share repurchase from CM Bermuda	(163.9)	—	—	—	—
Return of capital to CM Bermuda	(1.6)	—	—	—	—
Capital contribution from former parent	1.4	1.4	1.4	1.4	13.3
Other, net	0.1	—	—	—	—
Balance at end of period	1,089.1	1,199.3	1,199.3	1,199.3	1,197.9
Retained earnings
Balance at beginning of period	858.4	858.4	858.4	858.4	1,014.5
Cumulative effect of an accounting change	1.6	1.6	1.6	1.6	—
Balance at beginning of period, as adjusted	860.0	860.0	860.0	860.0	1,014.5
Net income	(16.7)	113.8	141.5	43.3	(136.3)
Income attributable to non-controlling interest	(1.4)	(0.9)	(0.6)	(0.2)	(13.7)
Accrued dividends on Series A redeemable preference shares	(2.6)	(2.6)	(2.6)	(2.6)	(6.1)
Change in carrying value of Series B preference shares	(36.4)	—	—	—	—
Redemption of Series A redeemable preference shares	13.8	—	—	—	—
Other, net	(0.1)	(0.1)	(0.1)	(0.1)	—
Balance at end of period	816.6	970.2	998.2	900.4	858.4
Accumulated other comprehensive (loss) income
Balance at beginning of period	(140.5)	(140.5)	(140.5)	(140.5)	(212.2)
Accumulated net foreign currency translation (losses)
Balance at beginning of period	(140.5)	(140.5)	(140.5)	(140.5)	(212.2)
Net change in foreign currency translation	(61.9)	(57.2)	(61.9)	(13.4)	71.7
Balance at end of period	(202.4)	(197.7)	(202.4)	(153.9)	(140.5)
Balance at the end of period	(202.4)	(197.7)	(202.4)	(153.9)	(140.5)
Total common shareholders’ equity	1,704.5	1,973.0	1,996.3	1,947.0	1,917.0
Non-controlling interests	1.7	1.1	1.0	0.5	0.2
Total equity	$1,706.2	$1,974.1	$1,997.3	$1,947.5	$1,917.2

Sirius International Insurance Group, Ltd.

Consolidated Statements of (Loss) Income — Segment Results Format

For the Three Months and Years Ended December 31, 2018 and 2017

	Three months ended December 31,		Years ended December 31,
(Expressed in millions of U.S. dollars)	2018	2017	2018	2017
Underwriting Results:
Gross written premiums	$302.8	$272.9	$1,821.0	$1,439.3
Net written premiums	$261.7	$215.5	$1,357.1	$1,090.2
Net earned insurance and reinsurance premiums	$347.8	$284.7	$1,262.3	$1,035.3
Loss and allocated loss adjustment expenses (“LAE”)	(338.2)	(183.1)	(863.1)	(785.1)
Insurance and reinsurance acquisition expenses	(66.4)	(53.7)	(255.4)	(197.2)
Technical (loss) profit	(56.8)	47.9	143.8	53.0
Unallocated LAE	(9.0)	(1.5)	(36.9)	(26.1)
Other underwriting expenses	(29.1)	(19.5)	(146.2)	(106.1)
Underwriting (loss) income	(94.9)	26.9	(39.3)	(79.2)
Service fee revenue	15.5	9.1	71.0	23.0
General and administrative expenses, MGU + Runoff & Other	(16.3)	(16.2)	(56.7)	(48.8)
Underwriting (loss) income, including net service fee income	(95.7)	19.8	(25.0)	(105.0)
Net investment income	19.6	12.6	71.4	56.8
Net realized investment (losses) gains	(5.7)	(0.3)	2.3	(27.2)
Net unrealized investment (losses) gains	(52.2)	14.7	(23.2)	(10.5)
Net foreign exchange gains (losses)	1.0	(7.8)	22.7	9.2
Gain on revaluation of contingent consideration	9.6	48.8	9.6	48.8
Other revenue	1.2	0.8	41.7	(1.3)
General and administrative expenses	(3.6)	(15.1)	(21.2)	(43.1)
Intangible asset amortization expenses	(4.0)	(3.9)	(15.8)	(10.2)
Impairment of intangible assets	(8.0)	(5.0)	(8.0)	(5.0)
Interest expense on debt	(7.7)	(7.8)	(30.8)	(22.4)
Pre-tax (loss) income	(145.5)	56.8	23.7	(109.9)
Income tax benefit (expense)	15.0	(37.7)	(40.4)	(26.4)
Net (loss) income	(130.5)	19.1	(16.7)	(136.3)
Less: Income attributable to non-controlling interests	(0.5)	(0.5)	(1.4)	(13.7)
Net (loss) income attributable to Sirius Group	(131.0)	18.6	(18.1)	(150.0)
Less: Accrued dividends on Series A redeemable preference shares	—	(2.6)	(2.6)	(6.1)
Less: Change in carrying value of Series B preference shares	(36.4)	—	(36.4)	—
Add: Gain on redemption of Series A redeemable preference shares	13.8	—	13.8	—
Net (loss) income attributable to Sirius Group’s common shareholders	$(153.6)	$16.0	$(43.3)	$(156.1)

Sirius International Insurance Group, Ltd.

Consolidated Underwriting Results by Segment

	Three months ended December 31, 2018
(Expressed in millions of U.S. dollars)	Global Property	Global A&H	Specialty & Casualty	Runoff & Other	Corporate Elimination	Total
Gross written premiums	$86.7	$125.6	$72.2	$18.3	$—	$302.8
Net written premiums	$85.9	$93.6	$64.4	$17.8	$—	$261.7
Net earned insurance and reinsurance premiums	$159.7	$99.2	$71.2	$17.7	$—	$347.8
Loss and allocated LAE	(206.4)	(51.0)	(55.5)	(25.3)	—	(338.2)
Insurance and reinsurance acquisition expenses	(27.6)	(27.4)	(20.6)	(0.5)	9.7	(66.4)
Technical (loss) profit	(74.3)	20.8	(4.9)	(8.1)	9.7	(56.8)
Unallocated LAE	(2.8)	(1.6)	(1.4)	—	(3.2)	(9.0)
Other underwriting expenses	(15.2)	(6.7)	(3.9)	(1.1)	(2.2)	(29.1)
Underwriting (loss) income	(92.3)	12.5	(10.2)	(9.2)	4.3	(94.9)
Service fee revenue	—	26.2	—	—	(10.7)	15.5
Managing general underwriter unallocated LAE	—	(4.2)	—	—	4.2	—
Managing general underwriter other underwriting expenses	—	(2.2)	—	—	2.2	—
General and administrative expenses, MGU + Runoff & Other	—	(16.1)	—	(0.2)	—	(16.3)
Underwriting (loss) income, including net service fee income	$(92.3)	$16.2	$(10.2)	$(9.4)	$—	$(95.7)

Underwriting ratios (1) (2)
Loss ratio	131.0%	53.0%	79.9%	NM	NM	99.8%
Acquisition expense ratio	17.3%	27.6%	28.9%	NM	NM	19.1%
Other underwriting expense ratio	9.5%	6.8%	5.5%	NM	NM	8.4%
Combined ratio	157.8%	87.4%	114.3%	NM	NM	127.3%

(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

(2) Ratios considered not meaningful (“NM”) to Runoff & Other and Corporate Eliminations.

Sirius International Insurance Group, Ltd.

Consolidated Underwriting Results by Segment (Continued)

	Year ended December 31, 2018
(Expressed in millions of U.S. dollars)	Global Property	Global A&H	Specialty & Casualty	Runoff & Other	Corporate Elimination	Total
Gross written premiums	$962.4	$500.6	$325.1	$32.9	$—	$1,821.0
Net written premiums	$655.0	$379.8	$292.7	$29.6	$—	$1,357.1
Net earned insurance and reinsurance premiums	$636.0	$357.6	$239.5	$29.2	$—	$1,262.3
Loss and allocated LAE	(518.2)	(189.0)	(142.9)	(13.0)	—	(863.1)
Insurance and reinsurance acquisition expenses	(121.1)	(109.7)	(65.5)	(2.8)	43.7	(255.4)
Technical (loss) profit	(3.3)	58.9	31.1	13.4	43.7	143.8
Unallocated LAE	(10.5)	(5.9)	(5.9)	(1.6)	(13.0)	(36.9)
Other underwriting expenses	(68.2)	(27.4)	(28.2)	(6.3)	(16.1)	(146.2)
Underwriting (loss) income	(82.0)	25.6	(3.0)	5.5	14.6	(39.3)
Service fee revenue	—	115.7	—	—	(44.7)	71.0
Managing general underwriter unallocated LAE	—	(14.0)	—	—	14.0	—
Managing general underwriter other underwriting expenses	—	(16.1)	—	—	16.1	—
General and administrative expenses, MGU + Runoff & Other	—	(53.6)	—	(3.1)	—	(56.7)
Underwriting (loss) income, including net service fee income	$(82.0)	$57.6	$(3.0)	$2.4	$—	$(25.0)

Underwriting ratios (1) (2)
Loss ratio	83.1%	54.5%	62.1%	NM	NM	71.3%
Acquisition expense ratio	19.0%	30.7%	27.3%	NM	NM	20.2%
Other underwriting expense ratio	10.7%	7.7%	11.8%	NM	NM	11.6%
Combined ratio	112.8%	92.9%	101.2%	NM	NM	103.1%

(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

(2) Ratios considered not meaningful (“NM”) to Runoff & Other and Corporate Eliminations.

Sirius International Insurance Group, Ltd.

Segment Data — Quarterly

Global Property

(Expressed in millions of U.S. dollars)	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
Gross written premiums	$86.7	$203.7	$325.4	$346.6	$125.5
Net written premiums	85.9	144.9	177.0	247.2	105.4
Net earned insurance and reinsurance premiums	159.7	172.7	167.5	136.1	152.3
Loss and allocated LAE	(206.4)	(173.2)	(68.2)	(70.4)	(111.9)
Insurance and reinsurance acquisition expenses	(27.6)	(30.1)	(34.1)	(29.3)	(30.8)
Technical (loss) profit	(74.3)	(30.6)	65.2	36.4	9.6
Unallocated LAE	(2.8)	(3.3)	(2.5)	(1.9)	(0.2)
Other underwriting expenses	(15.2)	(17.5)	(18.1)	(17.4)	(11.7)
Underwriting (loss) income	$(92.3)	$(51.4)	$44.6	$17.1	$(2.3)

Underwriting ratios (1)
Loss ratio	131.0%	102.2%	42.2%	53.1%	73.6%
Acquisition expense ratio	17.3%	17.4%	20.4%	21.5%	20.2%
Other underwriting expense ratio	9.5%	10.1%	10.8%	12.8%	7.7%
Combined ratio	157.8%	129.7%	73.4%	87.4%	101.5%

(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.

Segment Data — Quarterly

Global A&H

(Expressed in millions of U.S. dollars)	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
Gross written premiums	$125.6	$117.1	$112.3	$145.6	$113.2
Net written premiums	93.6	87.9	82.8	115.5	81.4
Net earned insurance and reinsurance premiums	99.2	89.6	80.8	88.0	92.7
Loss and allocated LAE	(51.0)	(51.3)	(40.9)	(45.8)	(51.5)
Insurance and reinsurance acquisition expenses	(27.4)	(26.7)	(26.4)	(29.2)	(27.9)
Technical profit	20.8	11.6	13.5	13.0	13.3
Unallocated LAE	(1.6)	(1.7)	(1.0)	(1.6)	(1.0)
Other underwriting expenses	(6.7)	(6.4)	(6.3)	(8.0)	(5.1)
Underwriting income	12.5	3.5	6.2	3.4	7.2
Service fee revenue	26.2	29.3	27.4	32.8	25.3
MGU unallocated LAE	(4.2)	(4.7)	(5.1)	—	—
MGU other underwriting expenses	(2.2)	(2.0)	(3.5)	(8.4)	—
MGU General and administrative expenses	(16.1)	(13.8)	(14.2)	(9.5)	(16.3)
Underwriting income, including net service fee income	$16.2	$12.3	$10.8	$18.3	$16.2

Underwriting ratios (1)
Loss ratio	53.0%	59.2%	51.9%	53.9%	56.6%
Acquisition expense ratio	27.6%	29.8%	32.7%	33.2%	30.1%
Other underwriting expense ratio	6.8%	7.1%	7.8%	9.1%	5.5%
Combined ratio	87.4%	96.1%	92.4%	96.2%	92.2%

(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.

Segment Data — Quarterly

Specialty & Casualty

(Expressed in millions of U.S. dollars)	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
Gross written premiums	$72.2	$76.5	$60.9	$115.5	$33.9
Net written premiums	64.4	72.6	55.1	100.6	28.5
Net earned insurance and reinsurance premiums	71.2	58.4	55.5	54.4	39.5
Loss and allocated LAE	(55.5)	(34.1)	(31.7)	(21.6)	(25.5)
Insurance and reinsurance acquisition expenses	(20.6)	(16.2)	(14.6)	(14.1)	(10.4)
Technical (loss) profit	(4.9)	8.1	9.2	18.7	3.6
Unallocated LAE	(1.4)	(1.6)	(1.7)	(1.2)	0.2
Other underwriting expenses	(3.9)	(8.4)	(7.9)	(8.0)	(3.0)
Underwriting (loss) income	$(10.2)	$(1.9)	$(0.4)	$9.5	$0.8

Underwriting ratios (1)
Loss ratio	79.9%	61.1%	60.2%	41.9%	64.1%
Acquisition expense ratio	28.9%	27.7%	26.3%	25.9%	26.3%
Other underwriting expense ratio	5.5%	14.4%	14.2%	14.7%	7.6%
Combined ratio	114.3%	103.2%	100.7%	82.5%	98.0%

(1) Underwriting ratios are calculated by dividing the related expense by net earned insurance and reinsurance premiums.

Sirius International Insurance Group, Ltd.

Segment Data — Quarterly

Runoff & Other

(Expressed in millions of U.S. dollars)	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
Gross written premiums	$18.3	$0.7	$6.4	$7.5	$0.3
Net written premiums	17.8	0.3	5.4	6.1	0.2
Net earned insurance and reinsurance premiums	17.7	0.4	5.1	6.0	0.2
Loss and allocated LAE	(25.3)	10.2	(0.3)	2.4	5.8
Insurance and reinsurance acquisition expenses	(0.5)	(0.1)	(1.5)	(0.7)	(0.8)
Technical (loss) profit	(8.1)	10.5	3.3	7.7	5.2
Unallocated LAE	—	(0.7)	—	(0.9)	(0.5)
Other underwriting expenses	(1.1)	(1.4)	(2.4)	(1.4)	0.3
Underwriting (loss) income	(9.2)	8.4	0.9	5.4	5.0
Service fee revenue	—	—	—	—	—
General and administrative expenses	(0.2)	(0.8)	(1.0)	(1.1)	0.1
Underwriting (loss) income, including net service fee income	$(9.4)	$7.6	$(0.1)	$4.3	$5.1

Sirius International Insurance Group, Ltd.

Gross Written Premiums by Segment

	Three months ended					Years ended
(Expressed in millions of U.S. dollars)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Global Property
Other Property	$79.0	$138.8	$232.5	$172.7	$92.0	$623.0	$405.2
Property Catastrophe Excess	7.8	55.3	45.6	166.6	10.0	275.3	255.3
Agriculture	(0.1)	9.6	47.3	7.3	23.5	64.1	71.6
Total	86.7	203.7	325.4	346.6	125.5	962.4	732.1

Global A&H	125.6	117.1	112.3	145.6	113.2	500.6	494.6

Specialty & Casualty
Casualty	39.8	41.4	28.1	27.1	15.0	136.4	38.2
Aviation & Space	27.1	13.5	10.8	21.1	14.8	72.5	65.7
Trade Credit	(9.8)	10.7	6.2	41.0	(5.7)	48.1	39.7
Marine	7.1	1.5	8.5	17.6	7.3	34.7	56.1
Contingency	3.4	2.8	3.5	6.9	2.5	16.6	18.4
Environmental	3.4	3.9	2.4	0.4	—	10.1	—
Surety	1.2	2.7	1.4	1.4	—	6.7	—
Total	72.2	76.5	60.9	115.5	33.9	325.1	218.1

Runoff & Other	18.3	0.7	6.4	7.5	0.3	32.9	(5.5)

Total	$302.8	$398.0	$505.0	$615.2	$272.9	$1,821.0	$1,439.3

Sirius International Insurance Group, Ltd.

Net Earned Insurance and Reinsurance Premiums by Segment

	Three months Ended					Years ended
(Expressed in millions of U.S. dollars)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Global Property
Other Property	$101.7	$98.6	$103.1	$93.3	$83.0	$396.7	$337.5
Property Catastrophe Excess	45.2	50.9	42.0	42.4	40.4	180.5	159.6
Agriculture	12.8	23.2	22.4	0.4	28.9	58.8	67.3
Total	159.7	172.7	167.5	136.1	152.3	636.0	564.4

Global A&H	99.2	89.6	80.8	88.0	92.7	357.6	306.8

Specialty & Casualty
Casualty	30.1	23.2	16.8	10.7	7.7	80.8	15.0
Aviation & Space	16.2	14.1	15.3	14.8	11.7	60.4	53.8
Trade Credit	10.2	11.7	9.5	11.1	7.5	42.5	32.6
Marine	9.2	4.0	9.6	13.4	9.8	36.2	46.6
Contingency	3.7	3.1	3.7	4.5	2.8	15.0	15.2
Surety	1.4	1.9	0.5	(0.1)	—	3.7	—
Environmental	0.4	0.4	0.1	—	—	0.9	—
Total	71.2	58.4	55.5	54.4	39.5	239.5	163.2

Runoff & Other	17.7	0.4	5.1	6.0	0.2	29.2	0.9

Total	$347.8	$321.1	$308.9	$284.5	$284.7	$1,262.3	$1,035.3

Sirius International Insurance Group, Ltd.

Net Investment Income

	Three months ended,					Years ended,
(Expressed in millions of U.S. dollars)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Fixed maturity investments	$15.4	$14.2	$13.7	$9.9	$10.9	$53.2	$51.5
Short-term investments	1.4	2.4	0.5	0.8	1.4	5.1	1.5
Equity securities	2.3	5.9	7.1	1.2	1.2	16.5	5.1
Other long-term investments	2.7	2.7	1.3	1.2	1.2	7.9	8.5
Total investment income	21.8	25.2	22.6	13.1	14.7	82.7	66.6
Investment expenses	(2.2)	(3.4)	(3.4)	(2.3)	(2.1)	(11.3)	(9.8)
Net investment income	$19.6	$21.8	$19.2	$10.8	$12.6	$71.4	$56.8

Sirius International Insurance Group, Ltd.

Investment Holdings — Cost to Fair Value Reconciliation

	December 31, 2018
(Expressed in millions of U.S. dollars)	Cost or amortized cost	Gross unrealized gains	Gross unrealized losses	Net foreign currency gains (losses)	Fair value	Percentage
Fixed Maturity Investments
Corporate debt securities	$694.1	$1.4	$(7.3)	$7.6	$695.8	20.4%
Asset-backed securities	496.3	0.1	(3.8)	1.9	494.5	14.5%
Residential mortgage-backed securities	413.0	1.7	(7.1)	5.9	413.5	12.1%
U.S. government and government agency	163.9	0.3	(0.5)	4.2	167.9	4.9%
Commercial mortgage-backed securities	117.7	0.2	(2.7)	0.7	115.9	3.4%
Non-U.S. government and government agency	50.6	—	(0.2)	(0.1)	50.3	1.5%
Preferred stocks	14.5	0.6	(6.8)	0.2	8.5	0.2%
U.S. States, municipalities and political subdivision	2.8	—	—	—	2.8	0.1%
Total fixed maturity investments	1,952.9	4.3	(28.4)	20.4	1,949.2	57.1%
Equity securities	409.4	17.8	(50.8)	3.6	380.0	11.1%
Total equity securities	409.4	17.8	(50.8)	3.6	380.0	11.1%
Total fixed maturity and equity securities	2,362.3	22.1	(79.2)	24.0	2,329.2	68.2%
Other long-term investments
Hedge funds and private equity funds	281.9	23.9	(10.4)	6.0	301.4	8.9%
Limited liability companies and private equity securities	55.7	8.7	(3.1)	2.3	63.6	1.9%
Total other long-term investments	337.6	32.6	(13.5)	8.3	365.0	10.8%
Short-term investments	716.1	—	(0.1)	(0.5)	715.5	21.0%
Total investments	$3,416.0	$54.7	$(92.8)	$31.8	$3,409.7	100.0%

Sirius International Insurance Group, Ltd.

Investment Holdings — Quarterly

Investment Type

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Cash and investment holdings
Fixed maturity investments
Corporate debt securities	19.6%	21.8%	21.9%	24.1%	28.1%
Asset-backed securities	14.0%	11.4%	8.9%	8.3%	13.2%
Residential mortgage-backed securities	11.7%	12.2%	12.2%	12.4%	8.1%
U.S. government and government agency	4.7%	3.2%	2.7%	2.2%	2.4%
Commercial mortgage-backed securities	3.3%	4.2%	4.7%	5.7%	5.3%
Non-U.S. government and government agency	1.4%	1.3%	2.3%	2.5%	3.0%
Preferred stocks	0.2%	0.3%	0.2%	0.3%	0.3%
U.S. States, municipalities and political subdivision	0.1%	0.0%	0.0%	0.0%	0.1%
Total fixed maturity investments	55.0%	54.4%	52.9%	55.5%	60.5%
Equity securities	10.7%	11.8%	11.6%	10.0%	8.3%
Total fixed maturity and equity securities	65.7%	66.2%	64.5%	65.5%	68.8%
Other long-term investments
Hedge funds and private equity funds	8.6%	7.7%	7.0%	6.0%	5.7%
Limited liability companies and private equity securities	1.8%	1.9%	1.9%	1.7%	1.8%
Total other long-term investments	10.4%	9.6%	8.9%	7.7%	7.5%
Short-term investments	20.2%	20.9%	23.0%	21.6%	17.3%
Total investments	96.3%	96.7%	96.4%	94.8%	93.6%
Cash and restricted cash	3.7%	3.3%	3.6%	5.2%	6.4%
Total cash and invested assets	100.0%	100.0%	100.0%	100.0%	100.0%

Sirius International Insurance Group, Ltd.

Investment Holdings — Quarterly

Credit Quality and Maturity Profile

	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Credit Quality of Fixed Maturities
AAA	30.9%	28.9%	27.9%	25.4%	31.7%
AA	42.0%	38.8%	37.3%	37.7%	29.1%
A	14.9%	17.7%	17.6%	17.9%	19.1%
BBB	8.6%	10.0%	11.0%	13.1%	15.3%
Other	3.6%	4.6%	6.2%	5.9%	4.8%
Total fixed maturity investments	100.0%	100.0%	100.0%	100.0%	100.0%

Maturity Profile of Fixed Maturities
Due in one year or less	13.2%	12.1%	9.4%	7.2%	5.0%
Due after one year through five years	32.6%	35.0%	37.0%	41.6%	46.2%
Due after five years through ten years	1.3%	1.3%	4.1%	2.3%	3.2%
Due after ten years	0.0%	0.0%	0.4%	1.0%	1.2%
Mortgage-backed and asset-backed securities	52.5%	51.0%	48.7%	47.4%	44.0%
Preferred Stocks	0.4%	0.6%	0.4%	0.5%	0.4%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Sirius International Insurance Group, Ltd.

Impact of Foreign Currency Translation

	Three months ended					Years ended
(Expressed in millions of U.S. dollars)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Net realized investment gains (losses) - foreign currency(1)	$6.6	$4.7	$7.1	$(1.1)	$1.1	$17.3	$(19.1)
Net unrealized investment (losses) gains - foreign currency(2)	(7.4)	(5.5)	29.7	18.9	6.6	35.7	(51.7)
Net realized and unrealized investment (losses) gains - foreign currency	(0.8)	(0.8)	36.8	17.8	7.7	53.0	(70.8)
Net foreign exchange (losses) gains - foreign currency translation (losses) gains(3)	(3.0)	(0.4)	21.5	(2.1)	(6.8)	16.0	20.7
Net foreign exchange gains (losses) - currency swaps(3)	4.0	(0.1)	4.3	(1.3)	(1.1)	6.9	(11.3)
Net foreign exchange (losses) gains - other(3)	—	—	(0.1)	(0.1)	0.1	(0.2)	(0.2)
Income tax expense (benefit)	2.4	0.1	—	(0.5)	0.4	2.0	3.3
Total foreign currency remeasurement gains (losses) recognized through net (loss) income, after tax	2.6	(1.2)	62.5	13.8	0.3	77.7	(58.3)
Change in foreign currency translation on investments recognized through other comprehensive (loss) income, after tax	(4.0)	6.4	(78.6)	(20.4)	(9.9)	(96.6)	83.9
Change in foreign currency translation on non-investment net liabilities recognized through other comprehensive (loss) income, after tax	(0.7)	(1.7)	30.1	7.0	8.1	34.7	(12.2)
Total foreign currency translation (losses) gains recognized through other comprehensive income (loss), after tax	(4.7)	4.7	(48.5)	(13.4)	(1.8)	(61.9)	71.7
Total foreign currency gains recognized in comprehensive (loss) income, after tax	$(2.1)	$3.5	$14.0	$0.4	$(1.5)	$15.8	$13.4

(1) Component of Net realized investment gains (losses) on the Consolidated Statements of (Loss) Income

(2) Component of Net unrealized investment (losses) gains on the Consolidated Statements of (Loss) Income

(3) Component of Net foreign exchange (losses) gains on the Consolidated Statements of (Loss) Income

Sirius International Insurance Group, Ltd.

Net Realized and Unrealized Investment (Losses) Gains

	Three months ended					Years ended
(Expressed in millions of U.S. dollars)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Gross realized gains (losses)	$10.6	$11.3	$12.0	$8.4	$(14.8)	$42.3	$24.4
Gross realized (losses) gains	(16.3)	(7.4)	(4.2)	(12.1)	14.5	(40.0)	(51.6)
Net realized (losses) gains on investments(1)(2)	(5.7)	3.9	7.8	(3.7)	(0.3)	2.3	(27.2)
Net unrealized (losses) gains on investments(3)(4)	(52.2)	(11.7)	24.7	16.0	14.7	(23.2)	(10.5)
Net realized and unrealized (losses) gains on investments	$(57.9)	$(7.8)	$32.5	$12.3	$14.4	$(20.9)	$(37.7)

(1)             Includes $6.6 million, $4.7 million, $7.1 million, $(1.1) million and $1.1 million of realized gains (losses) due to foreign currency for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

(2)             Includes $17.3 million and $(19.1) million of realized gains (losses) due to foreign currency for the years ended December 31, 2018 and 2017, respectively.

(3)             Includes $(7.4) million, $(5.5) million, $29.7 million, $18.9 million and $6.6 million of unrealized (losses) gains due to foreign currency for the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

(4)             Includes $35.7 million and $(51.7) million of unrealized gains (losses) due to foreign currency for the years ended December 31, 2018 and 2017, respectively.

Sirius International Insurance Group, Ltd.

Book Value Per Share and Adjusted Book Value Per Share

(Expressed in millions of U.S. dollars except for share and per share amounts)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017
Numerator:
Total common shareholders’ equity (A)	$1,704.5	$1,973.0	$1,996.3	$1,947.0	$1,917.0
Series B preference shares	232.2	—	—	—	—
Adjusted book value (1) numerator (B)	$1,936.7	$1,973.0	$1,996.3	$1,947.0	$1,917.0

Denominator:
Common shares outstanding (C)	115,151,251	120,000,000	120,000,000	120,000,000	120,000,000
Series B preference shares outstanding	11,901,670	—	—	—	—
Total shares outstanding (D)	127,052,921	120,000,000	120,000,000	120,000,000	120,000,000

Basic book value per share (A)/(C)	$14.80	$16.44	$16.64	$16.23	$15.98

Adjusted book value per share (1) (B)/(D)	$15.24	$16.44	$16.64	$16.23	$15.98

(1)             Adjusted book value and Adjusted book value per share are non-GAAP financial measures. There are no comparable GAAP measures. See the accompanying Reconciliation of Non-GAAP Financial Measures for an explanation and calculation of Adjusted book value and Adjusted book value per share. Outstanding warrants are excluded as they are anti-dilutive.

Sirius International Insurance Group, Ltd.

Basic and Diluted Earnings Per Share

	Three months ended,		Years ended,
(Expressed in millions of U.S. dollars except for share and per share amounts)	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Numerator:
Net (loss) income	$(130.5)	$19.1	$(16.7)	$(136.3)
Less: Income attributable to non-controlling interests	(0.5)	(0.5)	(1.4)	(13.7)
Less: Accrued dividends on Series A redeemable preference shares	—	(2.6)	(2.6)	(6.1)
Add: Redemption of Series A preference shares below carrying value	13.8	—	13.8	—
Less: Adjustment of Series B preference carrying value	(36.4)	—	(36.4)	—
Net (loss) income available for dividends out of undistributed earnings	(153.6)	16.0	(43.3)	(156.1)
Less: Earnings attributable to Series A redeemable preference shares	—	(0.6)	—	—
Net (loss) income available to Sirius Group’s common shareholders	$(153.6)	$15.4	$(43.3)	$(156.1)

Denominator:
Weighted average shares outstanding for basic and diluted earnings per share	117,040,026	120,000,000	119,253,924	120,000,000

Earnings per share
Basic earnings per share	$(1.31)	$0.13	$(0.36)	$(1.30)
Diluted earnings per share	$(1.31)	$0.13	$(0.36)	$(1.30)

Sirius International Insurance Group, Ltd.

Return on Common Shareholders’ Equity — Consecutive Quarters

	Three months ended					Years ended
(Expressed in millions of U.S. dollars)	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Beginning common shareholders’ equity	$1,973.0	$1,996.3	$1,947.0	$1,917.0	$1,901.0	$1,917.0	$1,988.1
Net (loss) income attributable to common shareholders	$(153.6)	$(28.0)	$97.8	$40.5	$16.0	$(43.3)	$(156.1)
Return on beginning common shareholders’ equity	-7.8%	-1.4%	5.0%	2.1%	0.8%	-2.3%	-7.9%

Sirius International Insurance Group, Ltd.

Reserves for Unpaid Losses and Loss Adjustment Expenses

	Three months ended		Years ended
(Expressed in millions of U.S. dollars)	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
Gross beginning balance	$1,891.0	$1,916.7	$1,898.5	$1,620.1
Less: beginning reinsurance recoverable on unpaid losses	(349.0)	(334.9)	(319.7)	(291.5)
Net loss and LAE reserve balance	1,542.0	1,581.8	1,578.8	1,328.6
Losses and LAE incurred relating to:
Current year losses	331.5	189.3	907.3	811.8
Prior years losses	15.7	(4.7)	(7.3)	(0.6)
Total net incurred losses and LAE	347.2	184.6	900.0	811.2
Foreign currency translation adjustment to net loss and LAE reserves	—	3.7	(20.9)	36.8
Acquisitions	—	—	0.2	14.3
Accretion of fair value adjustment to net loss and LAE reserves	—	—	0.1	0.1
Loss and LAE paid relating to:
Current year losses	98.9	106.5	251.4	222.8
Prior years losses	123.8	84.9	540.3	389.5
Total loss and LAE payments	222.7	191.4	791.7	612.3
Net ending balance	1,666.5	1,578.8	1,666.5	1,578.8
Plus ending reinsurance recoverable on unpaid losses	350.2	319.7	350.2	319.7
Gross ending balance	$2,016.7	$1,898.5	$2,016.7	$1,898.5

Sirius International Insurance Group, Ltd.

Reconciliation of Non-GAAP Financial Measures

Sum of Total common shareholders’ equity and Series B preference shares (Adjusted book value) and Adjusted book value per common and preference shares outstanding, including Series B preference shares (Adjusted book value per share)

In connection with the closing of the Easterly Acquisition Corp. Merger (the “Merger”), the Company completed the private placement of Series B preference shares and common shares (the “Private Placement”).  The price per share of $17.22447 for the common shares and Series B preference shares issued in the Private Placement was the same.  Sirius Group believes that the Merger and the Private Placement were parts of an overall integrated capitalization strategy for the Company, which should be assessed on a combined basis, not as separate transactions.

Adjusted book value and Adjusted book value per share are non-GAAP financial measures used to show the Company’s total worth on a per-share basis and is useful to management and investors in analyzing the intrinsic value of the Company.

Total shares outstanding is derived by summing common shares and Series B preference shares outstanding.  Adjusted book value is derived by summing common shareholders’ equity and the Series B preference share amount reflected in mezzanine equity.  Outstanding warrants are excluded as they are anti-dilutive.  Adjusted book value per share is derived by dividing the Adjusted book value by the total shares outstanding. The reconciliation to Total common shareholders’ equity and book value per common share, the most directly comparable GAAP measures, are presented in the table below.

	As at December 31,
(Expressed in millions of U.S. dollars, except share information)	2018	2017
Common shares outstanding	115,151,251	120,000,000
Series B preference shares outstanding	11,901,670	—
Total shares outstanding	127,052,921	120,000,000

Total common shareholders’ equity	$1,704.5	$1.917.0
Series B preference shares	232.2	—
Adjusted book value	$1,936.7	$1,917.0

Book value per common share	$14.80	$15.98
Adjusted book value per share	$15.24	$15.98

Sirius International Insurance Group, Ltd.

Reconciliation of Non-GAAP Financial Measures

Operating (loss) income attributable to common shareholders

The Company uses Operating (loss) income attributable to common shareholders as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. Operating (loss) income attributable to common shareholders as used herein differs from net (loss) income attributable to common shareholders, which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments, net foreign exchange gains (losses) and the associated income tax expense or benefit. The Company’s management believes that Operating (loss) income attributable to common shareholders is useful to investors because it more accurately measures and predicts the Company’s results of operations by removing the variability arising from fluctuations in the Company’s fixed maturity investment portfolio, equity investments trading, investments-related derivatives, and net foreign exchange gains (losses) and the associated income tax expense or benefit of those fluctuations.  The following is a reconciliation of net (loss) income attributable to common shareholders to Operating (loss) income attributable to common shareholders:

	Three months ended December 31,		Years ended December 31,
(Expressed in millions of U.S. dollars)	2018	2017	2018	2017
Net (loss) income attributable to common shareholders	$(153.6)	$16.0	$(43.3)	$(156.1)
Adjustment for net realized and unrealized losses (gains) on investments	57.9	(14.4)	20.9	37.7
Adjustment for net foreign exchange (gains) losses	(1.0)	7.8	(22.7)	(9.2)
Adjustment for income tax (benefit) expenses (1)	(9.7)	(1.7)	(11.3)	(0.8)
Operating (loss) income attributable to common shareholders	$(106.4)	$7.7	$(56.4)	$(128.4)

(1)         Adjustment for income tax (benefit) expense represents the income tax benefit (expense) associated with the adjustment for net realized and unrealized losses (gains) on investments. The income tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors.